                                  EXHIBIT 99.2

      [GRAPHIC
       OMITTED]
      Equity One
=======================
a Popular, Inc. Company




                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



ASSUMPTIONS
Severity: As noted                                   Defaults are in addition to prepays                  [GRAPHIC OMITTED]
Recovery: As noted                                   Base Case Prepays according to Pricing Speed                FBR(R)
Triggers Set to fail                                 Advance: As noted
Run to Maturity                                      Forward LIBOR: Term Sheet Assumption

NO PREPAY STRESS                                         MIN 0
                       FWD LIBOR/SWAP SHIFT              -200 BP                      BP                   200 BP
                                     PREPAY              1.00x Base Case              1.00x Base Case      1.00x Base Case

                         Loss Severity: 40%
                  Recovery Delay: 12 months
                     % CUM LOSS YIELD BREAK                       10.66%                     6.48%                3.34%
                          CDR - YIELD BREAK                         8.46                      4.62                 2.21
            % CUM LOSS 1ST $ PRINCIPAL LOSS                       10.66%                     9.59%                7.75%
                 CDR - 1ST $ PRINCIPAL LOSS                         8.46                      7.39                 5.70

                         Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
                  Recovery Delay: 12 months
                     % CUM LOSS YIELD BREAK                       10.87%                     6.58%                3.36%
                          CDR - YIELD BREAK                         6.92                      3.82                 1.83
            % CUM LOSS 1ST $ PRINCIPAL LOSS                       10.87%                     9.76%                7.86%
                 CDR - 1ST $ PRINCIPAL LOSS                         6.92                      6.06                 4.69

                         Loss Severity: 60%
                  Recovery Delay: 12 months
                     % CUM LOSS YIELD BREAK                       11.07%                     6.67%                3.37%
                          CDR - YIELD BREAK                         5.38                      3.02                 1.45
            % CUM LOSS 1ST $ PRINCIPAL LOSS                       11.07%                     9.92%                7.97%
                 CDR - 1ST $ PRINCIPAL LOSS                         5.38                      4.73                 3.68

                         Loss Severity: 40%
      Recovery Delay: 12 months. NO ADVANCE
                     % CUM LOSS YIELD BREAK                        7.75%                     5.53%                2.81%
                          CDR - YIELD BREAK                         5.70                      3.85                 1.84
            % CUM LOSS 1ST $ PRINCIPAL LOSS                        9.44%                     8.36%                6.71%
                 CDR - 1ST $ PRINCIPAL LOSS                         7.25                      6.24                 4.81

                         Loss Severity: 50% Do NOT explicitly calc. Interpolate please.
      Recovery Delay: 12 months. NO ADVANCE
                     % CUM LOSS YIELD BREAK                        8.10%                     5.76%                2.91%
                          CDR - YIELD BREAK                         4.82                      3.27                 1.57
            % CUM LOSS 1ST $ PRINCIPAL LOSS                        9.79%                     8.68%                6.95%
                 CDR - 1ST $ PRINCIPAL LOSS                         6.05                      5.23                 4.05

                         Loss Severity: 60%
      Recovery Delay: 12 months. NO ADVANCE
                     % CUM LOSS YIELD BREAK                        8.44%                     5.98%                3.01%
                          CDR - YIELD BREAK                         3.93                      2.68                 1.29
            % CUM LOSS 1ST $ PRINCIPAL LOSS                       10.14%                     8.99%                7.19%
                 CDR - 1ST $ PRINCIPAL LOSS                         4.85                      4.22                 3.28






PREPAY STRESS                                    MIN 0
                       FWD LIBOR/SWAP SHIFT     -200.00               0.00                  200.00                 200.00
                                     Prepay                  2.00                   1.00               0.50                  1.50

                         Loss Severity: 50%
                  Recovery Delay: 12 months
                     % CUM LOSS YIELD BREAK                 7.62%                  6.59%              6.58%                 2.36%
                          CDR - YIELD BREAK                  8.70                   3.65               2.00                  1.82
            % CUM LOSS 1ST $ PRINCIPAL LOSS                 7.62%                  9.79%             11.74%                 6.33%
                 CDR - 1ST $ PRINCIPAL LOSS                  8.70                   5.77               3.95                  5.22


                         Loss Severity: 50%
      Recovery Delay: 12 months. NO ADVANCE
                     % CUM LOSS YIELD BREAK                 6.52%                  5.79%              5.78%                 2.06%
                          CDR - YIELD BREAK                  7.32                   3.16               1.73                  1.58
            % CUM LOSS 1ST $ PRINCIPAL LOSS                 6.93%                  8.73%             10.49%                 5.62%
                 CDR - 1ST $ PRINCIPAL LOSS                  7.83                   5.04               3.44                  4.58

Disclaimer
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

COLLATERAL ANALYSIS


                                                            (deal as a whole)
                                             Wtd Avg            Percent of       Wtd Avg            Wtd Avg    Wtd Avg   Wtd Avg
  FICO Low     FICO High       LTV       Current Balance     Current Balance       GWAC     % MI      FICO       DTI       LTV
  ---------    ----------     -----      ---------------    -----------------    -------   ------   --------   --------  --------
      500          524        > 65%            -                    -               -        -          -        -          -
      525          549        > 65%        $130,620.80             1.75          7.750       -         538     40.82      79.36
      550          574        > 65%        $132,108.78             2.98          7.399       -         563     36.36      82.02
      575          599        > 70%        $154,789.18             7.77          7.038       -         589     39.20      84.38
      600          624        > 70%        $157,020.36            13.33          6.901       -         614     39.36      85.87
      625          649        > 70%        $166,731.98            18.60          6.796       -         636     40.45      87.22
      650          674        > 80%        $168,824.05            10.11          6.730       -         661     41.62      92.10
      675          699        > 80%        $176,029.66             7.35          6.622       -         686     38.64      91.01
      700          724        > 80%        $173,054.77             3.47          6.522       -         712     39.75      91.25
      725          749        > 85%        $178,101.60             1.50          6.627       -         736     38.75      93.09
      750          774        > 85%        $137,794.42             0.59          6.758       -         760     37.54      94.26
      775          799        > 85%        $102,557.41             0.11          7.197       -         781     41.33      91.79
      800 max                 > 85%        $170,858.96             0.07          6.906       -         804     39.97      96.28

[RESTUBBED TABLE]

  % SFD     % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc    % Int Only
 -------   --------  -------------   ------------  ----------    ------------    -----------
    -         -            -              -            -                -             -
  92.82      0.00      100.00           99.46         0.00             0.54         0.00
  91.16      0.00       96.13           97.78         0.00             0.46         0.00
  89.82      0.00       97.73           89.97         2.15             4.23         0.00
  90.06      0.00       95.58           83.09         3.03            10.04         0.00
  88.08      0.00       96.04           81.06         2.53            12.12         0.00
  86.88      0.00       96.70           78.07         1.71            17.27         0.00
  80.82      0.00       90.90           71.29         2.94            20.09         0.00
  85.22      0.00       90.26           77.09         1.48            18.25         0.00
  80.03      0.00       87.36           73.73         0.00            24.09         0.00
  83.71      0.00       85.67           83.04         0.00            10.67         0.00
  75.61      0.00       74.79           76.16         0.00            12.51         0.00
  55.24      0.00       36.24          100.00         0.00             0.00         0.00


                                          Wtd Avg            Percent of       Wtd Avg              Wtd Avg   Wtd Avg   Wtd Avg
LTV Low      LTV High       DTI       Current Balance     Current Balance       GWAC      % MI       FICO      DTI       LTV
--------      -------      -----      ----------------   ----------------      ------     ----     --------  --------  --------
    60%          64%        > 50%        $199,624.85          0.19              6.250       -         623     51.78      64.40
    65%          69%        > 50%        $217,611.10          0.39              6.259       -         640     52.94      68.74
    70%          74%        > 50%        $205,905.06          0.46              6.851       -         634     52.24      72.98
    75%          79%        > 50%        $199,477.62          2.12              6.444       -         648     52.50      79.05
    80%          84%        > 50%        $206,983.50          1.09              6.551       -         646     51.95      83.86
    85%          89%        > 50%        $181,679.24          1.08              6.652       -         640     52.59      89.03
    90%          94%        > 50%        $186,320.28          0.90              6.664       -         639     52.06      93.87
    95%          99%        > 50%        $169,710.43          1.74              6.986       -         665     52.20      99.72
   100% max                 > 50%            -                  -                 -         -          -        -          -

[RESTUBBED TABLE]



   % SFD     % PUD     % Owner Occ   % Full Doc   % Ltd Doc       % Stated Doc   % Int Only
   -----    -------   -------------  -----------  ----------      ------------   ------------
   82.36      0.00        100.00       100.00         0.00             0.00         0.00
   90.07      0.00        100.00        92.41         0.00             7.59         0.00
   73.56      0.00        100.00        79.91         0.00            15.33         0.00
   92.52      0.00         88.74        81.80         4.03            12.07         0.00
   82.30      0.00         93.51        80.56         7.50            11.93         0.00
   97.66      0.00         98.69        87.92         0.00             6.41         0.00
   85.53      0.00        100.00       100.00         0.00             0.00         0.00
   88.52      0.00         97.28        96.90         0.00             0.00         0.00
      -         -            -            -            -                 -           -



                                             Wtd Avg            Percent of       Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
   DTI Low      DTI High       FICO      Current Balance     Current Balance       GWAC      % MI       FICO       DTI       LTV
   -------      --------       ----      ---------------     ---------------    ---------   ------    --------   --------  --------
      20%          24%        < 525             -                  -                -         -          -          -         -
      25%          29%        < 550        $106,073.06           0.26              7.926      -         539      25.60      71.37
      30%          34%        < 575        $133,460.82           1.29              7.449      -         559      29.95      79.71
      35%          39%        < 600        $137,071.30           4.91              7.067      -         583      33.36      78.55
      40%          44%        < 625        $150,469.38          11.88              6.944      -         604      37.37      81.57
      45%          49%        < 650        $158,205.27          25.35              6.804      -         624      42.43      83.43
      50%          54%        < 675        $175,005.72          22.16              6.575      -         651      44.06      83.76
      55% max                 < 700        $177,354.45           0.29              7.077      -         627      55.30      85.08

[RESTUBBED TABLE]


   % SFD     % PUD     % Owner Occ   % Full Doc   % Ltd Doc     % Stated Doc    % Int Only
 ---------  -------   -------------  -----------  ---------     ------------    ----------
     -         -            -            -            -              -              -
  85.28      0.00        100.00       100.00         0.00          0.00           0.00
  98.05      0.00        100.00       100.00         0.00          0.00           0.00
  91.96      0.00         98.75        91.40         1.80          5.66           0.00
  89.80      0.00         95.95        84.34         2.79         11.75           0.00
  87.68      0.00         96.87        80.56         2.78         14.26           0.00
  86.90      0.00         95.83        76.52         3.07         18.14           0.00
  74.73      0.00         84.87        64.40         0.00          0.00           0.00


LIMITED AND STATED DOC


                                          Wtd Avg           Percent of       Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
       FICO Low     FICO High         Current Balance    Current Balance       GWAC      % MI       FICO       DTI       LTV
       --------     ---------         ---------------    ----------------    --------   ------    --------   --------   -------
          500          524                    -                -                -          -         -          -         -
          525          549               $88,819.16           0.02            7.363        -         544     49.39      60.13
          550          574               $99,839.74           0.01            7.130        -         573     40.47      66.23
          575          599              $162,128.30           0.69            6.944        -         591     38.34      73.06
          600          624              $187,065.82           2.56            7.032        -         614     39.77      74.40
          625          649              $189,216.24           3.64            6.897        -         637     40.44      76.70
          650          674              $184,592.02           4.49            6.759        -         662     41.90      79.15
          675          699              $192,432.99           4.26            6.649        -         685     41.39      78.79
          700          724              $197,793.28           2.19            6.536        -         712     40.97      77.15
          725          749              $191,839.65           1.25            6.607        -         737     37.88      75.51
          750          774              $199,686.52           0.66            6.369        -         761     41.79      73.02
          775          799              $170,875.92           0.26            6.562        -         784     37.97      65.24
          800 max                       $127,135.17           0.02            6.250        -         802     40.19      84.44



[RESTUBBED TABLE]

   % SFD      % PUD       % Owner Occ    % Full Doc   % Ltd Doc     % Stated Doc    % Int Only     % CA         % NY        % FL
   -----      -----       ------------   ----------   ----------    ------------    ----------    ------       ------       ----
     -          -               -            -            -               -              -          -            -            -
  100.00      0.00           100.00         0.00         0.00           100.00         0.00        0.00         0.00        0.00
  100.00      0.00           100.00         0.00         0.00           100.00         0.00        0.00         0.00        0.00
   92.55      0.00            96.18         0.00        24.07            75.93         0.00       10.91        17.57        6.16
   86.81      0.00            90.06         0.00        23.37            76.63         0.00       19.14        15.29        4.60
   84.79      0.00            93.46         0.00        15.75            84.25         0.00       32.44        13.21        7.64
   86.45      0.00            95.31         0.00        14.29            85.71         0.00       27.84        12.61        8.20
   83.25      0.00            93.21         0.00        12.41            87.59         0.00       33.35         8.90        4.22
   77.19      0.00            89.51         0.00         6.73            93.27         0.00       39.74        15.78        1.59
   80.09      0.00            91.10         0.00         5.73            94.27         0.00       30.22        13.07        3.21
   93.69      0.00            93.33         0.00        19.00            81.00         0.00       37.98        16.50        1.27
   61.71      0.00            72.38         0.00         0.00           100.00         0.00       36.82        29.60        7.84
  100.00      0.00           100.00         0.00         0.00           100.00         0.00        0.00         0.00        0.00



IO LOANS

                                             Wtd Avg            Percent of       Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
        FICO Low     FICO High           Current Balance     Current Balance       GWAC      % MI       FICO       DTI       LTV
        --------     ---------          ----------------     ----------------   ---------   ------     -------   --------  -------
          500          524
          525          549
          550          574
          575          599
          600          624                                       No IO's
          625          649
          650          674
          675          699
          700          724
          725          749
          750          774
          775          799
          800 max




   % SFD     % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc    % Int Only     % CA         % NY        % FL



